UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

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INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Oscar Health, Inc.

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Your Vote Counts! OSCAR HEALTH, INC. 2023 Annual Meeting Vote by June 7, 2023 11:59 PM ET OSCAR HEALTH, INC. 75 VARICK STREET 5TH FLOOR NEW YORK, NY 10013 V10767-P86434 You invested in OSCAR HEALTH, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 8, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and June 8, 2023 10:00 a.m. Eastern Time vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/OSCR2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.2

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 01) Mark T. Bertolini 04) Joshua Kushner 07) Elbert O. Robinson, Jr. 10) Vanessa A. Wittman For 02) Jeffery H. Boyd 05) Laura Lang 08) Siddhartha Sankaran 03) William Gassen III 06) David Plouffe 09) Mario Schlosser 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public For accounting firm for the fiscal year ending December 31, 2023. 3. Approval, on an advisory (non-binding) basis, of the compensation of our named executive officers. For NOTE: Such other business as may properly come before the meeting or any continuation, postponement, or adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V10768-P86434